SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2013

AIRWARE LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Jeffrey Rassas

8399 E. Indian School Rd., Suite 202

Scottsdale, AZ 85251

Tel. 480-463-4246

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.

113 Barksdale Professional Center

Newark, DE 19711

Tel. 302-266-9367

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AIRWARE LABS CORP.

Form 8-K

Current Report

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointments

On January 11, 2013, Mr. Jeffrey Rassas (“Mr. Rassas”), the Company’s current Chief Executive Officer and a member of the Company’s Board of Directors, was appointed to serve as President for the Company until the next annual meeting of shareholders. On January 11, 2013, Mr. Rassas accepted such appointment. The biography for Mr. Rassas was filed with the Securities & Exchange Commission as part of the Company’s Current Report on Form 8-K as filed on March 26, 2012 and is incorporated by reference herein.

On January 11, 2013, Ms. Jessica Smith (“Ms. Smith”), the Company’s current Chief Financial Officer, was appointed to serve as Secretary and Treasurer for the Company until the next annual meeting of shareholders. On January 11, 2013, Ms. Smith accepted such appointment. The biography for Ms. Smith was filed with the Securities & Exchange Commission as part of the Company’s Current Report on Form 8-K as filed on December 26, 2012 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRWARE LABS CORP.
Date: January 17, 2013	By: /s/ Jeffrey Rassas
Jeffrey Rassas
Chief Executive Officer